EXHIBIT 32.1

SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Roger K. Newport, Chief Executive Officer of AK Steel Holding Corporation (the “Company”), do hereby certify in accordance with 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
This Annual Report on Form 10-K for the period ending December 31, 2017 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)), and,

(2)	The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	February 15, 2018	/s/ Roger K. Newport
Roger K. Newport
Chief Executive Officer